UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

1919 Financial Services Fund
Fund expenses	6
Fund at a glance	7
Schedule of investments	8
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
1919 Maryland Tax-Free Income Fund
Fund expenses	22
Fund at a glance	23
Schedule of investments	24
Statement of assets and liabilities	28
Statement of operations	29
Statements of changes in net assets	30
Financial highlights	31
1919 Socially Responsive Balanced Fund
Fund expenses	39
Fund at a glance	40
Schedule of investments	41
Statement of assets and liabilities	46
Statement of operations	47
Statements of changes in net assets	48
Financial highlights	49
Notes to financial statements	53
Report of independent registered public accounting firm	66
Other information	68
Approval of investment advisory agreement	70
Trustee and officer information	73
Privacy notice	76
Directory of funds' service providers	Back Cover

1919 Funds 2017 Annual Report

1919 Financial Services Fund
Letter to Shareholders

Dear Shareholder,

During 2017, the S&P 500 Index delivered four straight quarters of positive returns. The year started with a favorable backdrop as investors began to appreciate that S&P 500 earnings per share (EPS) were expected to accelerate from a low single digit percentage growth rate in 2016 to a low double digit percentage growth rate in 2017. This outlook only improved into 2018 aided by economic growth acceleration and the eventual passing of The Tax Cuts and Jobs Acts of 2017. The net impact is expected to be acceleration again to mid-teens percentage S&P 500 EPS growth for 2018. Many financial companies are some of the biggest beneficiaries of tax reform, and this realization helped the S&P 500 Financials index outperform the S&P 500 Index in the second half of 2017.

Looking forward, we believe a favorable backdrop for solid performance for financial stocks remains intact. For example, rising interest rates, a relatively low level of credit losses, positive global financial markets, and continued improving capital return should bode well for various financial industries and stocks. We anticipate continued positive operating leverage for many financial companies for the foreseeable future. Mergers and acquisitions (M&A) especially among regional banks may also increase due to more intense competition for low cost deposits and a more constructive regulatory environment for deals.

For the year ended December 31, 2017, the 1919 Financial Services Fund Class I returned 14.95%. The Fund's unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index, returned 21.83% and 22.18%, respectively, for the same period. The Lipper Financial Services Fund Category average returned 15.43% over the same time frame.

How did we respond to these changing market conditions?

The changes to the Fund's investments were stock specific rather than reacting to the overall market conditions. We added to a number of small cap and large cap banks, financial technology, and insurance stocks, especially during periods of market weakness. We pared back or sold a few positions with weaker fundamentals.

1919 Funds 2017 Annual Report

1919 Financial Services Fund
Letter to Shareholders (cont'd)

What were the leading contributors to performance?

Our selection of financial technology, money center banks, and asset managers contributed the most to performance. The top five performing stocks were Visa, Inc., Global Payments Inc., Pacific Continental Corp., SVB Financial Corp., and Affiliated Managers Group. All five of these companies benefitted from reporting solid revenue and EPS growth.

What were the leading detractors to performance?

The five stocks that performed the worst were Bank of The Ozarks, Columbia Banking System, Inc., MB Financial, Inc., QCR Holdings, Inc. and Customers Bancorp, Inc. These smaller and mid cap regional banks underperformed as investors preferred investments in more liquid larger cap regional and money center banks to take advantage of regulatory roll-backs and U.S. corporate tax reform.

Thank you for your investment in 1919 Financial Services Fund. As always we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Christopher J. Perry, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lee Robertson, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Charlie King, CFA
Portfolio Manager
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

Lipper Financial Services Fund Category — Funds invest primarily in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies, and securities/brokerage firms.

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/17 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

1919 Funds 2017 Annual Report

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2017 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2017 Annual Report

Total Returns as of December 31, 2017

	1 Year	5 Year*	10 Year*	Since Inception**
1919 Financial Services Fund Class A
With Sales Charges†
Class A	8.06%	16.68%	8.84%	N/A
Class C	12.82	17.27	8.74	N/A
Without Sales Charges
Class A	14.65	18.07	9.49	N/A
Class C	13.82	17.27	8.74	N/A
Class I	14.95	18.52	N/A	10.90%
S&P 500 Index(i)	21.83	15.79	8.50	9.56
S&P Financials Index(ii)	22.18	14.15	3.78	4.77

*  Average annualized returns.

**  The Inception date for Class I shares was March 25, 2008.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2017, the total annual operating expense ratios for Class A, Class C and Class I were 1.46%, 2.19% and 1.18%, respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Financial Services Fund. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017. The hypothetical example is based on a six-month period ended December 31, 2017.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.45%	$1,000.00	$1,104.50	1.37%	$7.27
Class C	10.03	1,000.00	1,100.30	2.09	11.06
Class I	10.56	1,000.00	1,105.60	1.13	6.00

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.30	1.37%	$6.97
Class C	5.00	1000.00	1,014.67	2.09	10.61
Class I	5.00	1000.00	1,019.51	1.13	5.75

1  For the six months ended December 31, 2017.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2017 Annual Report

Schedule of investments

December 31, 2017

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 97.9%
Capital Markets — 4.7%
Affiliated Managers Group Inc.	19,392	$3,980,208
Ameriprise Financial Inc.	24,425	4,139,305
Invesco Ltd.	103,000	3,763,620
Total Capital Markets		11,883,133
Commercial Banks — 56.1%
American River Bankshares	50,945	776,911
Bank of America Corp.	233,000	6,878,160
Bank of the Ozarks Inc.	105,698	5,121,068
Banner Corp.	70,142	3,866,227
Berkshire Hills Bancorp Inc.	92,500	3,385,500
Bryn Mawr Bank Corp.	70,000	3,094,000
Cadence BanCorp	100,000	2,712,000	*
Centerstate Banks Inc.	176,300	4,536,199
CoBiz Financial Inc.	203,000	4,057,970
Columbia Banking System Inc.	161,805	7,028,809
Comerica Inc.	64,000	5,555,840
Customers Bancorp Inc.	68,000	1,767,320	*
Farmers & Merchants Bank of Long Beach	200	1,572,000
First Connecticut Bancorp Inc.	50,000	1,307,500
First Financial Bancorp	37,000	974,950
First Foundation Inc.	90,000	1,668,600	*
First Merchants Corp.	38,000	1,598,280
Franklin Financial Network Inc.	40,000	1,364,000	*
Great Western Bancorp Inc.	48,000	1,910,400
Heritage Financial Corp.	128,000	3,942,400
Howard Bancorp Inc.	65,000	1,430,000	*
JPMorgan Chase & Co.	84,310	9,016,112
MB Financial Inc.	109,000	4,852,680
National Commerce Corp.	40,000	1,610,000	*
Northrim Bancorp Inc.	39,100	1,323,535
Pacific Premier Bancorp Inc.	83,263	3,330,520	*
Paragon Commercial Corp.	22,500	1,197,225	*
People's Utah Bancorp	95,000	2,878,500
PNC Financial Services Group Inc.	39,000	5,627,310
QCR Holdings Inc.	105,500	4,520,675
SmartFinancial Inc.	50,000	1,085,000	*
Sterling Bancorp	203,200	4,998,720
SunTrust Banks Inc.	56,000	3,617,040
SVB Financial Group	30,000	7,013,100	*
TCF Financial Corp.	80,000	1,640,000

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Commercial Banks — continued
Texas Capital Bancshares Inc.	70,000	$6,223,000	*
U.S. Bancorp	60,500	3,241,590
Univest Corp. of Pennsylvania	45,126	1,265,784
Webster Financial Corp.	78,895	4,430,743
Western Alliance Bancorp	87,000	4,925,940	*
Wintrust Financial Corp.	55,000	4,530,350
Total Commercial Banks		141,875,958
Consumer Finance — 2.5%
Discover Financial Services	84,000	6,461,280
Total Consumer Finance		6,461,280
Diversified Financial Services — 5.5%
Charles Schwab Corp.	86,000	4,417,820
Intercontinental Exchange Inc.	90,500	6,385,680
Voya Financial Inc.	63,000	3,116,610
Total Diversified Financial Services		13,920,110
Insurance — 10.4%
American Financial Group Inc.	28,650	3,109,671
AMERISAFE Inc.	25,000	1,540,000
Brown & Brown Inc.	57,000	2,933,220
Chubb Limited	31,500	4,603,095
Hanover Insurance Group Inc.	26,000	2,810,080
Marsh & McLennan Cos Inc.	63,000	5,127,570
MetLife Inc.	78,000	3,943,680
RenaissanceRe Holdings Ltd.	17,000	2,135,030
Total Insurance		26,202,346
IT Services — 9.2%
Black Knight Inc.	49,000	2,163,350	*
Fidelity National Information Services Inc.	42,000	3,951,780
Fiserv Inc.	24,840	3,257,269	*
Global Payments Inc.	58,699	5,883,988
Vantiv Inc.	20,000	1,471,000	*
Visa Inc., Class A Shares	58,400	6,658,768
Total IT Services		23,386,155
Professional Services — 1.5%
Verisk Analytics Inc., Class A Shares	38,500	3,696,000	*
Total Professional Services		3,696,000
Real Estate Investment Trusts (REITs) — 3.1%
Crown Castle International Corp.	39,000	4,329,390
Simon Property Group LP	20,000	3,434,800
Total Real Estate Investment Trusts (REITs)		7,764,190

1919 Funds 2017 Annual Report

Schedule of investments (cont'd)

December 31, 2017

1919 Financial Services Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 4.9%
Essent Group Ltd.	25,000	$1,085,500	*
FS Bancorp Inc.	12,000	654,840
Merchants Bancorp/IN	75,000	1,476,000
Meta Financial Group Inc.	18,000	1,667,700
Riverview Bancorp Inc.	120,000	1,040,400
Territorial Bancorp Inc.	65,000	2,006,550
WSFS Financial Corp.	92,803	4,440,624
Total Thrifts & Mortgage Finance		12,371,614
Total Common Stocks (Cost — $154,079,646)		247,560,786
Short-Term Investment — 2.6%
Fidelity Investments Money Market — Government Portfolio — Class I — 1.15%(a)	6,544,536	6,544,536
Total Short-Term Investment (Cost — $6,544,536)		6,544,536
Total Investments — 100.5% (Cost — $160,624,182)		254,105,322
Liabilities in Excess of Other Assets — (0.5)%		(1,150,184)
Total Net Assets — 100.0%		$252,955,138

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in securities at value (cost $160,624,182)	$254,105,322
Cash	5,440
Foreign currency at value (cost $17,785)	18,562
Receivable for securities sold	557,783
Receivable for Fund shares sold	953,130
Dividends and interest receivable	104,572
Prepaid expenses	26,481
Total Assets	255,771,290
Liabilities:
Payable for Fund shares repurchased	1,008,747
Payable for securities purchased	1,258,722
Investment management fee payable	170,913
Distribution fees payable	246,154
Accrued other expenses	131,616
Total Liabilities	2,816,152
Net Assets	$252,955,138
Components of Net Assets:
Paid-in capital	$159,474,933
Undistributed net investment income	6,843
Accumulated net realized loss on investments	(8,955)
Net unrealized appreciation on:
Investments	93,481,140
Foreign currency	777
Translation of assets and liabilities denominated in foreign currency	400
Net Assets	$252,955,138
Class A:
Net Assets	$118,309,980
Shares Issued and Outstanding	4,356,611
Net Asset Value and Redemption Price	$27.16
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$28.82
Class C:
Net Assets	$53,666,602
Shares Issued and Outstanding	2,136,761
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.12
Class I:
Net Assets	$80,978,556
Shares Issued and Outstanding	2,953,839
Net Asset Value, Redemption Price and Offering Price Per Share	$27.41

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Dividend income	$3,199,365
Interest income	41,367
Total Investment Income	3,240,732
Expenses:
Investment management fee (Note 3)	1,691,381
Distribution fees (Note 6)	718,763
Transfer agent fees and expenses (Note 6)	351,195
Administration and fund accounting fees	121,261
Shareholder reporting fees	53,443
Registration fees	46,683
Custody fees	22,305
Audit fees	15,489
Legal fees	11,217
Trustees' fees	11,013
Miscellaneous	7,843
Compliance fees	6,073
Insurance fees	4,948
Total Expenses	3,061,614
Expenses waived by the Adviser	(4,332)
Net Expenses	3,057,282
Net Investment Income	183,450
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on investments	(62,823)
Net change in unrealized appreciation/depreciation on:
Investments	29,418,962
Foreign currency	1,184
Transalation of assets and liabilities denominated in foreign currency	855
Net Change in Unrealized Appreciation/Depreciation	29,421,001
Net Realized and Unrealized Gain on Investments	29,358,178
Net Increase in Net Assets Resulting from Operations	$29,541,628

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the Year Ended December 31,	2017	2016
Increase in Net Assets from: Operations:
Net investment income	$183,450	$445,375
Net realized gain (loss)	(62,823)	3,342,499
Net change in unrealized appreciation/depreciation	29,421,001	27,478,747
Net Increase in Net Assets Resulting From Operations	29,541,628	31,266,621
Distributions to shareholders:
From net investment income
Class A	—	(248,085)
Class I	(151,413)	(227,989)
From net realized gains:
Class A	—	(2,396,152)
Class C	—	(1,030,991)
Class I	—	(1,029,848)
Total Distributions to Shareholders	(151,413)	(4,933,065)
Capital Transactions:
Net proceeds from shares sold	104,206,746	55,991,658
Reinvestment of distributions	143,794	4,588,576
Cost of shares repurchased	(53,007,703)	(36,673,465)
Net Increase in Net Assets From Capital Transactions	51,342,837	23,906,769
Total Increase in Net Assets	80,733,052	50,240,325
Net Assets:
Beginning of year	172,222,086	121,981,761
End of year	$252,955,138	$172,222,086
Undistributed net investment income	$6,843	$12,811

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$23.69	$19.28	$19.40	$18.63	$15.13	$12.47
Income from investment operations:
Net investment income[3]	0.04	0.08	0.11	0.06	0.05	0.06
Net realized and unrealized gain on investments	3.43	5.02	1.17	1.21	3.47	2.64
Total income from investment operations	3.47	5.10	1.28	1.27	3.52	2.70
Less distributions:
From net investment income	—	(0.06)	(0.09)	(0.07)	(0.02)	(0.04)
From net realized gain on investments	—	(0.63)	(1.31)	(0.43)	—	—
Total distributions	0.00	(0.69)	(1.40)	(0.50)	(0.02)	(0.04)
Net asset value, end of period	$27.16	$23.69	$19.28	$19.40	$18.63	$15.13
Total return[4]	14.65%	26.46%	6.53%	6.81%[5]	23.26%	21.68%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$118,310	$92,948	$70,630	$64,795	$77,220	$41,972
Ratios to average net assets
Gross expenses	1.37%	1.46%	1.45%	1.44%[6]	1.46%	1.68%
Net Expenses[8]	1.37	1.46[9]	1.45	1.44[6,7,9]	1.46[7]	1.50[7,9]
Net investment income	0.16	0.43	0.54	0.44[6]	0.27	0.49
Portfolio turnover rate	4%	8%	20%	11%[5]	14%	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not annualized.

6  Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.46%. See Note 3.

9  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted

Class C Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$22.07	$18.06	$18.30	$17.63	$14.40	$11.92
Income from investment operations:
Net investment loss[3]	(0.13)	(0.04)	(0.03)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain on investments	3.18	4.68	1.10	1.14	3.29	2.51
Total income from investment operations	3.05	4.64	1.07	1.11	3.23	2.48
Less distributions:
From net investment income	—	—	—	(0.01)	—	—
From net realized gain on investments	—	(0.63)	(1.31)	(0.43)	—	—
Total distributions	—	(0.63)	(1.31)	(0.44)	—	—
Net asset value, end of period	$25.12	$22.07	$18.06	$18.30	$17.63	$14.40
Total return[4]	13.82%	25.67%	5.77%	6.28%[5]	22.43%	20.81%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$53,667	$37,271	$26,919	$25,498	$26,484	$17,173
Ratios to average net assets
Gross expenses	2.08%	2.19%	2.22%	2.14%[8]	2.13%	2.28%
Net Expenses[7]	2.08	2.13[9]	2.13[9]	2.11[6,8,9]	2.13[6]	2.25[6,9]
Net investment loss	(0.55)	(0.24)	(0.15)	(0.20)[8]	(0.40)	(0.27)
Portfolio turnover rate	4%	8%	20%	11%[5]	14%	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not annualized.

6  The impact of compensating balance arrangements, if any, was less than 0.01%.

7  Effective April 30, 2017, the advisor agreed to limt the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.13%. See Note 3.

8  Annualized.

9  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$23.90	$19.42	$19.50	$18.71	$15.17	$12.50
Income from investment operations:
Net investment income[3]	0.11	0.17	0.19	0.12	0.12	0.11
Net realized and unrealized gain on investments	3.45	5.08	1.18	1.21	3.49	2.63
Total income from investment operations	3.56	5.25	1.37	1.33	3.61	2.74
Less distributions:
From net investment income	(0.05)	(0.14)	(0.14)	(0.11)	(0.07)	(0.07)
From net realized gain on investments	—	(0.63)	(1.31)	(0.43)	—	—
Total distributions	(0.05)	(0.77)	(1.45)	(0.54)	(0.07)	(0.07)
Net asset value, end of period	$27.41	$23.90	$19.42	$19.50	$18.71	$15.17
Total return[4]	14.95%[5]	27.01%	6.93%	7.10%[6]	23.75%	22.12%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$80,979	$42,003	$24,432	$24,873	$25,360	$14,718
Ratios to average net assets
Gross expenses	1.11%	1.18%	1.20%	1.10%[9]	1.05%	1.21%
Net Expenses[8]	1.10[10]	1.05[10]	1.05[10]	1.06[7,9,10]	1.05[7]	1.21[7]
Net investment income	0.44	0.84	0.93	0.84[9]	0.68	0.81
Portfolio turnover rate	4%	8%	20%	11%[6]	14%	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Total return reflects adjustments to conform to generally accounting principles.

6  Not Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Effective April 30, 2017, the advisor agreed to limt the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.05%. See Note 3.

9  Annualized.

10  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders

Dear Shareholder,

Municipal bonds were an unsuspected casualty of the tax reform debate in the fourth quarter, resulting in wild price swings as investors snapped up the securities of municipalities rushing to sell a record number of bonds in December. Overall, the market's performance for the past six months and calendar year were solid, with advances of 1.82% and 5.45%, respectively, for the Bloomberg Barclay's Municipal Bond Index, a proxy for the overall investment grade market. During the majority of the reporting period, we maintained a conservative duration stance anticipation of higher interest rates, which hindered the Fund's results in the second half of the calendar year. The I-shares returned 0.40% for the past six months and 1.43% for the twelve month period, well below the returns of the Bloomberg Barclay's benchmark. Returns relative to the Maryland Lipper peer group were more competitive, however, as the Fund underperformed the average MD Fund by just 0.27% basis points over the past six months, while outperforming over the entire year by 0.78% basis points.

As noted in prior communications, we expected yields to move higher from the mid-year nadir as the economy continued to perform well and inflation, particularly on the wage front, slowly advanced, forcing the Federal Reserve to continue tightening monetary policy. This scenario played out as expected, but became mere background noise compared to the gyrations caused by tax reform proposals. The most damaging to the muni market would have been the House version of the bill, which threatened to eliminate traditional heavyweight borrowers such as hospitals, higher education and housing authorities from utilizing the market starting in calendar year 2018. Yields started to rise in November as investors correctly assumed that those affected entities would rush to the market prior to year end to beat the deadline. In addition, both the House and Senate bills proposed elimination of advance refunding deals. Municipal issuers utilize these deals to defease outstanding, higher yielding debt not yet callable with new bond offerings paying lower coupons after a drop in interest rates. As a result, advance refunding deals flooded the new issue calendar heading into year end as well. On a national level, December issuance was a single-month record of $62.5 billion, crushing

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to Shareholders (cont'd)

the previous record of $54.7 billion the month prior to the Tax Reform Act of 1986's effective date. Maryland issuance likewise surged, driving a 50.2% increase in volume versus last year's pace.

Thankfully for both borrowers and investors, ultimate reform most closely resembled the Senate version, which still provides the aforementioned not-for-profit issuers access to the market. While the elimination of advance refundings negatively impacts borrowing costs for issuers, we as investors are not overly concerned. According to The Bond Buyer, these deals made up 22% of aggregate new issuance over the past five years, so in any one year supply could be impacted meaningfully. However, our expectation for a continued rise in interest rates means fewer coupons would be candidates for refunding moving forward. In addition, we expect the typical ten-year call date on new deals will be shortened to perhaps five- to seven-years as borrowers try to maintain the flexibility to refinance should interest rates fall meaningfully in the future. If so, investors will demand additional yield to offset the shorter call option. This is an acceptable trade off to us given we still reside in a historically low interest rate environment and welcome the additional yield, while higher interest rates moving forward reduces the likelihood of the bond being called away.

Our largest concern post tax reform is the change of behavior within the corporate sector, particularly bank and insurance companies, who traditionally have been large players in the municipal bond market. Tax reform will lower the corporate tax rate from 35% to 21%, which will on the margin diminish corporate demand for tax-free bonds since lower tax rates reduce the value of a tax-free income stream. However, households and mutual funds remain the largest buyer base, and while the top bracket for individuals is lower at 37% (versus 39.6% previously), we believe it still resides at a level where municipal bonds will be competitive after-tax versus all other investment grade fixed income options. Also, the 3.8% surcharge on investment income to fund the Affordable Care Act shockingly survived the final tax bill. The tax does not apply to municipal income, which further adds to the market's appeal. Nevertheless, our playbook remains unchanged as we move into 2018. We continue to believe a conservative maturity profile is most appropriate given the risk of higher interest rates as the economy advances to the point where inflationary pressures traditionally arise. We will look to extend into longer maturities to lock in attractive income streams should pricing become more favorable, which we expect will be the case as supply picks up in coming months.

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Basis point — Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration — Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate

1919 Funds 2017 Annual Report

market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/17 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

1919 Funds 2017 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2017 Annual Report

Total Returns as of December 31, 2017

	1 Year	5 Year*	10 Year*	Since Inception**	Since Inception***
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	-2.97%	0.70%	2.99%	N/A	N/A
Class C	-0.20	1.01	N/A	3.09%	N/A
Without Sales Charges
Class A	1.34	1.58	3.44	N/A	N/A
Class C	0.78	1.01	N/A	3.09	N/A
Class I	1.43	1.72	N/A	N/A	3.74%
Bloomberg Barclays Municipal Bond Index(ii)	5.45	3.02	4.46	4.76	4.71

*  Average annualized returns.

**  The Inception date for Class C was February 5, 2009.

***  The Inception date for Class I was July 30, 2008.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2017, the total gross annual operating expense ratios for Class A, Class C and Class I were 0.95%, 1.52% and 0.89%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2019.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017. The hypothetical example is based on a six-month period ended December 31, 2017.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.33%	$1,000.00	$1,003.30	0.75%	$3.79
Class C	0.05	1,000.00	1,000.50	1.30	6.56
Class I	0.40	1,000.00	1,004.00	0.60	3.03

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class C	5.00	1,000.00	1,018.65	1.30	6.61
Class I	5.00	1,000.00	1,022.18	0.60	3.06

1  The six months ended December 31, 2017.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2017 Annual Report

Schedule of investments

December 31, 2017

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.5%
Education — 12.6%
Maryland State EDC, Student Housing Revenue Bonds:
Frostburg State University Project	4.000%	10/1/18	$500,000	$508,010
Frostburg State University Project	4.000%	10/1/19	500,000	517,050
Frostburg State University Project	4.000%	10/1/20	500,000	525,195
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	281,578
Salisbury University Project	5.000%	6/1/27	455,000	493,734
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	2,036,393
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	558,845
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,718,466
Good Samaritan Hospital of Maryland	1.210%	4/1/35	2,000,000	2,000,000	(c)
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,221,560
Maryland Institute College of Art	4.000%	6/1/42	250,000	255,595
University System of Maryland Revenue Bonds	1.250%	7/1/23	1,750,000	1,745,695	(c)
Total Education				12,862,121
Health Care — 17.4%
County of Baltimore, MD, Oak Crest Village Inc.	5.000%	1/1/30	495,000	577,531
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,542,325
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,523,375
Anne Arundel Health System	1.200%	7/1/43	1,000,000	1,000,000	(c)
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,116,063
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,673,350
James Lawrence Kernan Hospital	5.000%	7/1/34	50,000	51,973
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,292,780
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,203,232
The Johns Hopkins Hospital Issue(a)	3.590%	7/1/19	1,855,000	1,754,255
Total Health Care				17,734,884
Housing — 15.4%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	2,490,000	2,519,257
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	1,022,910
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	1,980,000	2,004,413

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Housing — continued
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	1.260%	9/1/40	$2,500,000	$2,500,000	(c)
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	1,052,530
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	1,027,370
Local Government Infrastructure, Senior Lien	4.000%	6/1/30	4,485,000	4,576,943
Local Government Infrastructure, Subordinate Lien	4.000%	6/1/30	1,000,000	1,020,500
Total Housing				15,723,923
Industrial Revenue — 0.5%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	566,514
Total Industrial Revenue				566,514
Leasing — 2.1%
IDA of Prince George's County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,037,250
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,100,860
Total Leasing				2,138,110
Local General Obligation — 14.6%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,257,939
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,340,383
County of Baltimore, Maryland, COPS	5.000%	10/1/18	3,500,000	3,591,315
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,054,530
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	3,081,750
State of Maryland	4.000%	8/1/29	500,000	551,135
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	3.000%	6/1/31	4,000,000	4,051,280
Total Local General Obligation				14,928,332
Pre-Refunded/Escrowed to Maturity (b) — 21.0%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,361,336

1919 Funds 2017 Annual Report

Schedule of investments (cont'd)

December 31, 2017

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity (b) — continued
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects, AGM	5.000%	7/1/33	$1,485,000	$1,510,958
City of Baltimore, Maryland, Project Revenue Bonds, Water Projects, AGM	5.000%	7/1/33	2,515,000	2,558,962
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,489,100
Maryland State Health & Higher EFA Revenue Bonds:
University of Maryland, College Park Projects	5.750%	6/1/33	500,000	508,710
University of Maryland, College Park Projects	5.800%	6/1/38	1,500,000	1,526,430
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,152,120
College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	245,000	251,916
James Lawrence Kernan Hospital	5.000%	7/1/34	950,000	997,072
University of Maryland Medical System	5.125%	7/1/39	1,000,000	1,051,390
Washington County Hospital Issue	5.750%	1/1/38	1,000,000	1,000,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	15,000	15,905
Total Pre-Refunded/Escrowed to Maturity				21,423,899
Special Tax Obligation — 3.2%
Frederick County, MD, Special Obligation, Urbana Community Development	5.000%	7/1/30	3,000,000	3,242,310
Total Special Tax Obligation				3,242,310
Transportation — 2.0%
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	2,026,460
Total Transportation				2,026,460
Water & Sewer — 10.7%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,430,000	1,544,200
Water Projects, FGIC	5.000%	7/1/24	1,415,000	1,529,884
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	2,756,233
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	3,893,842
Washington Suburban Sanitary Commission	1.210%	6/1/23	1,200,000	1,200,000	(c)
Total Water & Sewer				10,924,159
Total Investments — 99.5% (Cost — $96,648,997)				101,570,712
Other Assets in Excess of Liabilities — 0.5%				470,360
Total Net Assets — 100.0%				$102,041,072

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

(a)  Zero coupon bond. Rate shown is effective yield of the position.

(b)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

Abbreviations used in this schedule:

AGM  — Assured Guaranty Municipal Corporation — Insured Bonds

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company — Insured Bonds

GO  — General Obligation

IDA  — Industrial Development Authority

NATL  — National Public Finance Guarantee Corporation — Insured Bonds

Ratings table*

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	39.8%
AA/Aa	37.5%
A	13.9%
BBB/Baa	8.8%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of the Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in securities at value (cost $96,648,997)	$101,570,712
Cash	161,997
Receivable for Fund shares sold	234,832
Interest receivable	1,367,730
Prepaid expenses	16,759
Total Assets	103,352,030
Liabilities:
Payable for Fund shares repurchased	1,153,445
Distributions to shareholders	28,302
Investment management fee payable	22,306
Distribution fees payable	35,747
Accrued other expenses	71,158
Total Liabilities	1,310,958
Net Assets	$102,041,072
Components of Net Assets:
Paid-in capital	$99,669,876
Undistributed net investment income	24,555
Accumulated net realized loss on investments	(2,575,074)
Net unrealized appreciation on investments	4,921,715
Net Assets	$102,041,072
Class A:
Net Assets	$69,067,514
Shares Issued and Outstanding	4,419,556
Net Asset Value and Redemption Price	$15.63
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$16.32
Class C:
Net Assets	$17,562,441
Shares Issued and Outstanding	1,123,767
Net Asset Value, Redemption Price* and Offering Price Per Share	$15.63
Class I:
Net Assets	$15,411,117
Shares Issued and Outstanding	985,777
Net Asset Value, Redemption Price and Offering Price Per Share	$15.63

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest Income	$4,224,121
Expenses:
Investment management fee (Note 3)	654,462
Distribution fees (Note 6)	265,445
Transfer agent fees and expenses (Note 6)	136,435
Administration and fund accounting fees	85,064
Registration fees	38,840
Audit fees	20,600
Shareholder reporting fees	11,548
Trustees' fees	11,015
Legal fees	10,593
Miscellaneous	7,843
Custody fees	6,483
Compliance fees	6,073
Insurance fees	4,385
Total Expenses	1,258,786
Expenses waived by the Adviser	(279,382)
Net Expenses	979,404
Net Investment Income	3,244,717
Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on Investments	(2,454,303)
Net Change in Unrealized Appreciation/Depreciation on Invetments	714,049
Net Realized and Unrealized Loss on Investments	(1,740,254)
Net Increase in Net Assets Resulting from Operations	$1,504,463

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the year ended December 31,	2017	2016
Increase (Decrease) in Net Assets from: Operations:
Net investment income	$3,244,717	$4,363,472
Net realized gain (loss) on investments	(2,454,303)	275,971
Net change in unrealized appreciation/depreciation on investments	714,049	(2,641,836)
Net Increase in Net Assets Resulting From Operations	1,504,463	1,997,607
Distributions to Shareholders:
From net investment income:
Class A	(2,283,135)	(3,122,930)
Class C	(459,972)	(630,098)
Class I	(501,610)	(610,444)
Total Distributions to Shareholders	(3,244,717)	(4,363,472)
Capital Transactions:
Net proceeds from shares sold	10,499,705	9,596,601
Reinvestment of distributions	2,852,289	3,833,428
Cost of shares repurchased	(35,485,458)	(17,071,134)
Net Decrease in Net Assets From Capital Transactions	(22,133,464)	(3,641,105)
Total Decrease in Net Assets	(23,873,718)	(6,006,970)
Net Assets:
Beginning of year	125,914,790	131,921,760
End of year	$102,041,072	$125,914,790
Undistributed net investment income	$24,555	$24,556

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$15.86	$16.15	$16.45	$16.31	$17.07	$16.99
Income (loss) from investment operations:
Net investment income[3]	0.44	0.55	0.61	0.46	0.59	0.57
Net realized and unrealized gain (loss) on investments	(0.23)	(0.29)	(0.30)	0.14	(0.76)	0.08
Total income (loss) from investment operations	0.21	0.26	0.31	0.60	(0.17)	0.65
Less distributions:
From net investment income	(0.44)	(0.55)	(0.61)	(0.46)	(0.59)	(0.57)
Total distributions	(0.44)	(0.55)	(0.61)	(0.46)	(0.59)	(0.57)
Net asset value, end of period	$15.63	$15.86	$16.15	$16.45	$16.31	$17.07
Total return[4]	1.34%	1.59%	1.89%	3.74%[5]	(0.94%)	3.84%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$69,068	$88,823	$93,064	$103,501	$117,797	$150,828
Ratios to average net assets
Gross expenses	0.97%	0.95%	0.93%	0.91%[6]	0.83%	0.85%
Net Expenses[7]	0.75	0.75	0.75	0.75[6,8]	0.64[8]	0.63[8]
Net investment income	2.80	3.39	3.73	3.75[6]	3.59	3.30
Portfolio turnover rate	23%	25%	5%	1%[5]	8%	13%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class C Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$15.86	$16.15	$16.45	$16.31	$17.07	$16.99
Income (loss) from investment operations:
Net investment income[3]	0.35	0.46	0.52	0.39	0.49	0.47
Net realized and unrealized gain (loss) on investments	(0.23)	(0.29)	(0.30)	0.14	(0.76)	0.08
Total income (loss) from investment operations	0.12	0.17	0.22	0.53	(0.27)	0.55
Less distributions:
From net investment income	(0.35)	(0.46)	(0.52)	(0.39)	(0.49)	(0.47)
Total distributions	(0.35)	(0.46)	(0.52)	(0.39)	(0.49)	(0.47)
Net asset value, end of period	$15.63	$15.86	$16.15	$16.45	$16.31	$17.07
Total return[4]	0.78%	1.03%	1.34%	3.31%[5]	(1.53%)	3.24%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$17,562	$21,243	$22,144	$26,904	$28,678	$37,692
Ratios to average net assets
Gross expenses	1.54%	1.52%	1.52%	1.48%[6]	1.44%	1.44%
Net Expenses[7]	1.30	1.30	1.30	1.30[6,8]	1.24[8]	1.21[8]
Net investment income	2.25	2.84	3.18	3.20[6]	2.99	2.71
Portfolio turnover rate	23%	25%	5%	1%[5]	8%	13%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$15.87	$16.16	$16.45	$16.31	$17.08	$17.00
Income (loss) from investment operations:
Net investment income[3]	0.46	0.57	0.63	0.48	0.62	0.60
Net realized and unrealized gain (loss) on investments	(0.24)	(0.29)	(0.29)	0.14	(0.77)	0.08
Total income (loss) from investment operations	0.22	0.28	0.34	0.62	(0.15)	0.68
Less distributions:
From net investment income	(0.46)	(0.57)	(0.63)	(0.48)	(0.62)	(0.60)
Total distributions	(0.46)	(0.57)	(0.63)	(0.48)	(0.62)	(0.60)
Net asset value, end of period	$15.63	$15.87	$16.16	$16.45	$16.31	$17.08
Total return[4]	1.43%	1.74%	2.12%	3.85%[5]	(0.85%)	4.02%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$15,411	$15,849	$16,713	$20,693	$17,624	$23,798
Ratios to average net assets
Gross expenses	0.88%	0.89%	0.89%	0.83%[6]	0.92%	0.79%
Net Expenses[7]	0.60	0.60	0.60	0.60[6,8]	0.48[8]	0.45[8]
Net investment income	2.94	3.54	3.87	3.90[6]	3.74	3.48
Portfolio turnover rate	23%	25%	5%	1%[5]	8%	13%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders

Dear Shareholder,

We are pleased to bring you the annual report of the 1919 Socially Responsive Balanced Fund through December 31, 2017.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Information Technology and Industrials sectors and decreased exposure to the Consumer Discretionary and Real Estate sectors. During the second half of the year we continued to add to our Information Technology exposure and increased our Financials exposure. We decreased exposure to the Health Care and Consumer Discretionary sectors.

The fund is managed using socially responsible investment guidelines. An element of these guidelines is that the fund is invested using a "fossil free" approach whereby we do not invest in companies with a large carbon footprint and we seek to invest in companies that address the challenges of climate change. Throughout the year, we maintained overweight positions in the Financials, Health Care, Industrials, and Information Technology sectors and underweight positions in the Energy, Real Estate, Telecommunications and Utilities sectors.

In the fixed-income portion of the Fund, we purchased primarily Treasuries and corporates in the 4-7 year range to lessen the underweight to this area. We also took the opportunity to sell corporates to reduce the overweight and raise cash to take advantage of any rate backups. Going forward, we believe the curve could remain relatively flat and will focus purchases in ultra-short maturities, as well as 5-years and longer.

In the equity portion of the Fund, our stock selection in the Information Technology, Consumer Staples, Industrials, Utilities, Health Care, and Real Estate sectors contributed to relative performance for the year. In terms of sector positioning, our overweighting in the Information Technology sector and underweighting in the Energy and Telecommunications sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were PayPal, Estee Lauder, C.R.Bard, UnitedHealth Group, and Adobe Systems.

1919 Funds 2017 Annual Report

The leading contributor to performance in the fixed-income portion of the Fund was our overweight allocation to corporate bonds, more specifically to the Industrial sector. The other significant contributor to performance was a duration of 4.55%, which is shorter than the benchmark's duration of 5.93%On an individual security basis, the largest contributors to return were FNMA 6.625% 11/15/30, U.S. Treasury 4.375% 11/15/39, Comcast 5.65% 6/15/35, Microsoft 4.2% 11/3/35, and Verizon Communications Inc. 5.25% 3/16/37.

In the equity portion of the Fund, our stock selection in the Consumer Discretionary, Materials and Financials sectors detracted from relative results for the year. In terms of sector positioning, our slight overweighting of the Consumer Staples sector also detracted from performance. On an individual stock basis, the largest detractors from performance were O'Reilly Automotive, HD Supply, CVS Health, Celgene and Discover Financial Services.

In the fixed-income portion of the Fund, the leading detractor to performance was our underweight to the uber-long end of the curve. On an individual security basis, the largest detractors from performance were International Finance Corp. (Social Impact Bond) 2% 10/24/22, Toronto-Dominion Bank (Green Bond) 1.85% 9/11/20, U.S. Treasury 6.25% 8/15/23, U.S. Treasury 7.625% 11/15/22, and Express Scripts Holding Co. 3.05% 11/30/22.

Thank you for your investment in the Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed Income Portion)
1919 Investment Counsel, LLC

Duration — Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/17 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund
Letter to Shareholders (cont'd)

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2017 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2017 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns as of December 31, 2017

	1 Year	5 Year*	10 Year*	Since Inception**
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	9.67%	7.87%	4.90%	N/A
Class B	10.33	8.09	4.55	N/A
Class C	14.47	8.36	4.83	N/A
Without Sales Charges
Class A	16.36	9.16	5.52	N/A
Class B	15.33	8.09	4.55	N/A
Class C	15.47	8.36	4.83	N/A
Class I	16.71	9.44	N/A	6.96%
S&P 500 Index(i)	21.83	15.79	8.50	10.74
Bloomberg Barclays U.S. Aggregate Bond Index(ii)	3.54	2.10	4.01	4.15
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	16.08	11.63	7.40	8.99

*  Average annualized returns

**  The Inception date for Class I shares is July 24, 2008.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class B Shares have a Contingent Deferred Sales Charges (CDSC) of 5.00%, which applies if redemption occurs within 12 months from purchase payment. The CDSC declines by 1.00% per year until no CDSC is incurred. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2017, the total gross annual operating expense ratios for Class A, Class B, Class C and Class I were 1.36%, 2.61%, 2.04% and 1.06%, respectively. The total net annual operating expense ratios for Class A, Class B, Class C and Class I were 1.25%(iv), 2.00%(iv), 2.00%(iv) and 1.00%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Social Awareness Fund. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays Capital U.S. Aggregate Index.

(iv)  The advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2019.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017. The hypothetical example is based on a six-month period ended December 31, 2017.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.34%	$1,000.00	$1,093.40	1.25%	$6.60
Class B	8.94	1,000.00	1089.40	2.00	10.53
Class C	8.93	1,000.00	1089.30	2.00	10.53
Class I	9.51	1,000.00	1095.10	1.00	5.28

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class B	5.00	1,000.00	1,015.12	2.00	10.16
Class C	5.00	1,000.00	1,015.12	2.00	10.16
Class I	5.00	1,000.00	1,020.16	1.00	5.09

1  For the six months ended December 31, 2017.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2017 Annual Report

Schedule of investments

December 31, 2017

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 68.1%
Consumer Discretionary — 7.3%
Amazon.com Inc.	2,250	$2,631,308	*
BorgWarner Inc.	35,295	1,803,222
Home Depot Inc/The	13,825	2,620,252
Time Warner Inc.	9,220	843,353
TJX Cos Inc.	19,350	1,479,501
Total Consumer Discretionary		9,377,636
Consumer Staples — 6.4%
Costco Wholesale Corp.	12,120	2,255,774
CVS Health Corp.	19,390	1,405,775
Estee Lauder Cos. Inc., Class A Shares	19,655	2,500,902
PepsiCo Inc.	17,005	2,039,240
Total Consumer Staples		8,201,691
Financials — 11.3%
Discover Financial Services	40,940	3,149,105
Invesco Ltd.	78,350	2,862,909
JPMorgan Chase & Co.	34,280	3,665,903
Prologis Inc.	24,080	1,553,401
Simon Property Group LP	4,805	825,210
Texas Capital Bancshares Inc.	27,260	2,423,414	*
Total Financials		14,479,942
Health Care — 10.5%
Boston Scientific Corp.	85,655	2,123,387	*
Celgene Corp.	18,425	1,922,833	*
Chubb Limited	19,110	2,792,544
Teleflex Inc.	6,055	1,506,605
Thermo Fisher Scientific Inc.	9,960	1,891,205
UnitedHealth Group Inc.	14,645	3,228,637
Total Health Care		13,465,211
Industrials — 9.9%
Cintas Corp.	14,425	2,247,848
Danaher Corp.	22,080	2,049,466
Fortive Corp.	35,360	2,558,296
HD Supply Holdings Inc.	30,980	1,240,129	*
Illinois Tool Works Inc.	13,730	2,290,850
Union Pacific Corp.	17,540	2,352,114
Total Industrials		12,738,703

1919 Funds 2017 Annual Report

Schedule of investments (cont'd)

December 31, 2016

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Information Technology — 19.4%
Adobe Systems Inc.			13,160	$2,306,158	*
Alphabet Inc., Class A Shares			3,580	3,771,172	*
Analog Devices Inc.			14,000	1,246,420
Apple Inc.			22,255	3,766,214
Broadcom Ltd.			5,470	1,405,243
Facebook Inc.			14,030	2,475,734	*
Intuit Inc.			10,820	1,707,180
Microsoft Corp.			22,400	1,916,096
PayPal Holdings Inc.			30,135	2,218,539	*
Salesforce.com Inc.			18,820	1,923,969	*
Visa Inc., Class A Shares			18,370	2,094,547
Total Information Technology				24,831,272
Materials — 0.8%
Air Products & Chemicals Inc.			5,850	959,868
Total Materials				959,868
Telecommunication Services — 0.7%
AT&T Inc.			21,690	843,307
Total Telecommunication Services				843,307
Utilities — 1.8%
American Water Works Co. Inc.			25,010	2,288,165
Total Utilities				2,288,165
Total Common Stocks (Cost — $56,572,323)				87,185,795
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), 4003 WV	3.500%	4/15/22	$225,778	$226,379
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	104,395	106,920
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	72,816	76,140
Total Collateralized Mortgage Obligations (Cost — $413,174)				409,439
Corporate Bonds — 15.3%
Consumer Discretionary — 2.1%
Cintas Corp No 2	2.900%	4/1/22	325,000	328,230
Comcast Corp.	3.375%	2/15/25	210,000	215,815
Comcast Corp.	5.650%	6/15/35	600,000	749,444
Ford Motor Co.	4.346%	12/8/26	490,000	511,789
Ford Motor Credit Co LLC	8.125%	1/15/20	610,000	676,029
Starbucks Corp.	2.450%	6/15/26	250,000	241,272
Total Consumer Discretionary				2,722,579

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.5%
CVS Health Corp.	3.875%	7/20/25	$260,000	$268,190
PepsiCo Inc.	3.100%	7/17/22	390,000	399,589
Total Consumer Staples				667,779
Financials — 7.1%
Aflac Inc.	4.000%	2/15/22	400,000	421,217
American Express Credit Corp. (3M US LIBOR + 0.43%)	1.917%	3/3/20	405,000	406,085	(a)
Bank of America Corp.	4.183%	11/25/27	525,000	549,258
BlackRock Inc.	4.250%	5/24/21	400,000	423,537
Citigroup Inc.	5.500%	9/13/25	325,000	366,709
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	1,000,000	1,060,399
Goldman Sachs Group Inc.	3.500%	11/16/26	330,000	332,272
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	526,470
JPMorgan Chase & Co.	4.250%	10/15/20	515,000	540,200
JPMorgan Chase & Co. (3M US LIBOR + 1.10%)	2.615%	6/7/21	515,000	526,532	(a)
Morgan Stanley	2.200%	12/7/18	425,000	425,584
Morgan Stanley	5.000%	11/24/25	220,000	241,129
Simon Property Group LP	4.125%	12/1/21	350,000	369,236
Simon Property Group LP	3.375%	12/1/27	510,000	512,992
State Street Corp.	3.700%	11/20/23	370,000	389,914
TD Ameritrade Holding Corp.	2.950%	4/1/22	325,000	329,081
Toronto-Dominion Bank	1.450%	8/13/19	715,000	706,843
Toronto-Dominion Bank	1.850%	9/11/20	575,000	568,865
Westpac Banking Corp.	4.875%	11/19/19	335,000	351,279
Total Financials				9,047,602
Health Care — 1.5%
Express Scripts Holding Co.	3.050%	11/30/22	600,000	599,659
Gilead Sciences Inc.	4.500%	4/1/21	400,000	426,444
Gilead Sciences Inc.	4.600%	9/1/35	320,000	361,226
Medtronic Inc.	4.125%	3/15/21	500,000	524,700
Total Health Care				1,912,029
Information Technology — 2.2%
Apple Inc.	2.850%	2/23/23	575,000	583,193
Microsoft Corp.	4.200%	11/3/35	565,000	642,276
QUALCOMM Inc.	2.250%	5/20/20	415,000	411,942
QUALCOMM Inc. (3M US LIBOR + 0.73%)	2.108%	1/30/23	340,000	339,693	(a)
QUALCOMM Inc.	3.450%	5/20/25	500,000	501,608
Texas Instruments Inc.	1.650%	8/3/19	400,000	397,697
Total Information Technology				2,876,409

1919 Funds 2017 Annual Report

Schedule of investments (cont'd)

December 31, 2017

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 1.2%
AT&T Inc.	4.450%	4/1/24	$425,000	$450,162
Verizon Communications Inc.	3.125%	3/16/22	330,000	334,917
Verizon Communications Inc.	4.500%	8/10/33	350,000	368,126
Verizon Communications Inc.	5.250%	3/16/37	335,000	369,537
Total Telecommunication Services				1,522,742
Utilities — 0.7%
Georgia Power Co.	3.250%	4/1/26	345,000	346,296
Southern Power Co.	1.950%	12/15/19	545,000	540,777
Total Utilities				887,073
Total Corporate Bonds (Cost — $19,076,480)				19,636,213
Foreign Government Agency Issues — 1.3%
International Finance Corp.	1.750%	3/30/20	850,000	844,760
International Finance Corp.	2.000%	10/24/22	785,000	774,407
Total Foreign Government Agency Issues (Cost — $1,631,391)				1,619,167
Mortgage Backed Securities — 0.8%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool E01603	5.000%	3/1/19	23,513	23,990
Gold Pool G18082	5.000%	11/1/20	33,078	34,087
Gold Pool G12379	4.500%	6/1/21	36,836	37,532
Gold Pool J04311	6.000%	2/1/22	28,540	29,760
Gold Pool C91417	3.500%	1/1/32	147,289	152,703
Gold Pool A35826	5.000%	7/1/35	62,045	66,707
Gold Pool G08112	6.000%	2/1/36	107,494	121,434
Gold Pool G02564	6.500%	1/1/37	52,700	61,603
Gold Pool G08179	5.500%	2/1/37	41,978	46,352
Gold Pool A65694	6.000%	9/1/37	40,284	45,469
Federal National Mortgage Association (FNMA)
Pool 490446	6.500%	3/1/29	17	19
Pool 808156	4.500%	2/1/35	10,144	10,805
Pool 891596	5.500%	6/1/36	1,175	1,299
Pool 190375	5.500%	11/1/36	6,915	7,654
Pool 916386	6.000%	5/1/37	45,245	50,992
Pool 946594	6.000%	9/1/37	43,369	48,571
General National Mortgage Association (GNMA)
Gold Pool 550763X	5.000%	12/15/35	173,087	187,776
Gold Pool 003922M	7.000%	11/20/36	25,859	31,114
Total Mortgage Backed Securities (Cost — $876,798)				957,867

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 7.5%
Federal Home Loan Bank (FHLB)	5.500%	7/15/36	$125,000	$171,764
Federal Home Loan Mortgage Corp (FHLMC)	3.750%	3/27/19	375,000	383,815
Federal Home Loan Mortgage Corp (FHLMC)	1.250%	10/2/19	245,000	242,124
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	160,265
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	520,000	506,025
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	195,000	261,036
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	426,713
United States Treasury Bonds	7.875%	2/15/21	800,000	942,500
United States Treasury Bonds	8.000%	11/15/21	250,000	304,673
United States Treasury Bonds	7.250%	8/15/22	780,000	955,119
United States Treasury Bonds	7.625%	11/15/22	520,000	651,178
United States Treasury Bonds	6.250%	8/15/23	550,000	666,392
United States Treasury Bonds	7.500%	11/15/24	640,000	850,350
United States Treasury Bonds	7.625%	2/15/25	390,000	525,396
United States Treasury Bonds	6.875%	8/15/25	100,000	131,670
United States Treasury Bonds	6.750%	8/15/26	90,000	120,758
United States Treasury Bonds	6.500%	11/15/26	135,000	179,350
United States Treasury Bonds	3.500%	2/15/39	573,000	654,652
United States Treasury Bonds	4.375%	11/15/39	204,000	262,550
United States Treasury Notes	3.625%	2/15/20	325,000	336,693
United States Treasury Notes	2.625%	8/15/20	900,000	915,873
Total U.S. Government & Agency Obligations (Cost — $9,339,998)				9,648,896
			Shares
Short-Term Investment — 6.7%
Fidelity Investments Money Market — Government Portfolio — Class I — 1.15%(b)			8,608,148	$8,608,148
Total Short-Term Investment (Cost — $8,608,148)				8,608,148
Total Investments — 100.0% (Cost — $96,518,312)				128,065,525
Other Assets in Excess of Liabilities — 0.0%				40,651
Total Net Assets — 100.0%				$128,106,176

Notes:

*  Non-income producing security.

(a)  Variable rate security. Reference rate and spread are included in the description.

(b)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of the Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in securities at value (cost $96,518,312)	$128,065,525
Cash	9,572
Receivable for Fund shares sold	49,562
Dividends and interest receivable	368,391
Prepaid expenses	24,044
Total Assets	128,517,094
Liabilities:
Payable for Fund shares repurchased	168,152
Investment management fee payable	72,808
Distribution fees payable	63,187
Accrued other expenses	106,771
Total Liabilities	410,918
Net Assets	$128,106,176
Components of Net Assets:
Paid-in capital	$93,848,145
Distributions in excess of net investment income	(14,322)
Accumulated net realized gain on investments	2,725,140
Net unrealized appreciation on investments	31,547,213
Net Assets	$128,106,176
Class A:
Net Assets	$106,418,422
Issued and Outstanding	5,931,901
Net Asset Value and Redemption Price	$17.94
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$19.03
Class B:^
Net Assets	$740,363
Issued and Outstanding	42,358
Net Asset Value, Redemption Price* and Offering Price Per Share	$17.48
Class C:
Net Assets	$11,982,371
Issued and Outstanding	661,546
Net Asset Value, Redemption Price* and Offering Price Per Share	$18.11
Class I:
Net Assets	$8,965,020
Issued and Outstanding	500,653
Net Asset Value, Redemption Price and Offering Price Per Share	$17.91

^  Class B Shares are no longer offered for new purchase. Class B shares are unavailable for reinvestment and incoming exchanges.

*  Redemption price per share is NAV of Class B and C shares reduced by a CDSC of up to 5.00% and 1.00%, respectively, contingent upon timing of the redemption (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Dividend income (Net of foreign tax of $3,391)	$1,295,234
Interest income	969,514
Total Investment Income	2,264,748
Expenses:
Investment management fee (Note 3)	777,427
Distribution fees (Note 6)	380,385
Transfer agent fees and expenses (Note 6)	277,896
Administration and fund accounting fees	96,841
Registration fees	56,121
Shareholder reporting fees	21,296
Audit fees	17,473
Legal fees	11,217
Trustees' fees	11,013
Custody fees	8,263
Miscellaneous	8,243
Compliance fees	6,073
Insurance fees	4,214
Total Expenses	1,676,462
Expenses waived by the Adviser	(79,732)
Net Expenses	1,596,730
Net Investment Income	668,018
Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	8,766,646
Net Change in Unrealized Appreciation/Depreciation on Investments	8,837,646
Net Realized and Unrealized Gain on Investments	17,604,292
Net Increase in Net Assets Resulting from Operations	$18,272,310

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the year ended December 31,	2017	2016
Increase (Decrease) in Net Assets from: Operations:
Net investment income	$668,018	$692,577
Net realized gain on investments	8,766,646	6,502,335
Net change in unrealized appreciation/depreciation on investments	8,837,646	(734,063)
Net Increase in Net Assets Resulting From Operations	18,272,310	6,460,849
Distributions to Shareholders:
From net investment income:
Class A	(590,745)	(653,273)
Class B	—	(386)
Class C	(3,443)	(1,189)
Class I	(63,453)	(50,860)
From net realized gains:
Class A	(5,604,531)	(6,182,400)
Class B	(43,607)	(96,675)
Class C	(635,710)	(782,553)
Class I	(468,124)	(360,192)
Total Distributions to Shareholders	(7,409,613)	(8,127,528)
Capital Transactions:
Net proceeds from shares sold	11,849,243	7,784,804
Reinvestment of distributions	7,084,727	7,739,441
Cost of shares repurchased	(18,614,137)	(20,100,156)
Net Increase (Decrease) in Net Assets From Capital Transactions	319,833	(4,575,911)
Total Increase (Decrease) in Net Assets	11,182,530	(6,242,590)
Net Assets:
Beginning of year	116,923,646	123,166,236
End of year	$128,106,176	$116,923,646
Distributions in excess of net investment income (Undistributed net investment income)	$(14,322)	$11,027

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$16.39	$16.65	$18.49	$19.17	$18.54	$17.12
Income (loss) from investment operations:
Net investment income[3]	0.11	0.11	0.12	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	2.55	0.85	(0.50)	2.00	2.15	1.44
Total income (loss) from investment operations	2.66	0.96	(0.38)	2.12	2.26	1.58
Less distributions:
From net investment income	(0.10)	(0.11)	(0.13)	(0.12)	(0.12)	(0.16)
From net realized gain on investments	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)	—
Total distributions	(1.11)	(1.22)	(1.46)	(2.80)	(1.63)	(0.16)
Net asset value, end of period	$17.94	$16.39	$16.65	$18.49	$19.17	$18.54
Total return[4]	16.36%	5.76%	(2.08%)	10.98%[5]	12.31%	9.25%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$106,418	$97,110	$102,033	$114,507	$121,901	$121,927
Ratios to average net assets Gross expenses	1.32%	1.36%	1.21%	1.23%[6]	1.27%	1.30%
Net Expenses[7]	1.26	1.27	1.21	1.23[6,8]	1.27[8]	1.30[8]
Net investment income	0.62	0.66	0.65	0.54[6]	0.59	0.76
Portfolio turnover rate	30%	32%	26%	23%[5]	22%	26%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized

6  Annualized.

7  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.27%. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class B Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$16.04	$16.40	$18.23	$19.03	$18.51	$17.13
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.04)	(0.08)	0.00[4]	(0.12)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	2.49	0.83	(0.48)	2.00	2.13	1.44
Total income (loss) from investment operations	2.45	0.75	(0.48)	1.88	2.03	1.38
Less distributions:
From net investment income	—	—	(0.02)	(0.00)[4]	—	—
From net realized gain on investments	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)	—
Total distributions	(1.01)	(1.11)	(1.35)	(2.68)	(1.51)	0.00
Net asset value, end of period	$17.48	$16.04	$16.40	$18.23	$19.03	$18.51
Total return[5]	15.33%	4.55%	(2.69%)	9.84%[6]	11.03%	8.06%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$740	$1,494	$2,468	$3,942	$6,433	$8,433
Ratios to average net assets Gross expenses	2.89%	2.61%	1.83%	2.43%[7]	2.39%	2.41%
Net Expenses[8]	2.16	2.39	1.83	2.43[7,9]	2.39[9]	2.41[9]
Net investment income (loss)	(0.26)	(0.45)	0.02	(0.66)[7]	(0.53)	(0.34)
Portfolio turnover rate	30%	32%	26%	23%[6]	22%	26%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Amount represents less than $0.01 per share.

5  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

6  Not Annualized

7  Annualized

8  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class B shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.39%. See Note 3.

9  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class C Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$16.57	$16.83	$18.69	$19.36	$18.73	$17.30
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	2.58	0.86	(0.51)	2.05	2.16	1.45
Total income (loss) from investment operations	2.56	0.85	(0.53)	2.02	2.14	1.47
Less distributions:
From net investment income	(0.01)	0.00	(0.00)[4]	(0.01)	(0.00)[4]	(0.04)
From net realized gain on investments	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)	—
Total distributions	(1.02)	(1.11)	(1.33)	(2.69)	(1.51)	(0.04)
Net asset value, end of period	$18.11	$16.57	$16.83	$18.69	$19.36	$18.73
Total return[5]	15.47%	5.02%	(2.82%)	10.30%[6]	11.51%	8.50%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$11,982	$12,359	$13,458	$14,952	$12,122	$10,635
Ratios to average net assets Gross expenses	2.01%	2.04%	2.01%	1.93%[7]	1.98%	1.98%
Net Expenses[9]	1.99	1.98	1.98	1.92[7,8]	1.98[8]	1.98[8]
Net investment income (loss)	(0.12)	(0.05)	(0.11)	(0.15)[7]	(0.12)	0.09
Portfolio turnover rate	30%	32%	26%	23%[6]	22%	26%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Amount represents less than $0.01 per share.

5  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

6  Not Annualized.

7  Annualized.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

9  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.98%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2017	2016	2015	2014[1]	2014[2]	2013[2]
Net asset value, beginning of period	$16.36	$16.63	$18.47	$19.15	$18.54	$17.12
Income (loss) from investment operations:
Net investment income[3]	0.15	0.16	0.16	0.18	0.17	0.19
Net realized and unrealized gain (loss) on investments	2.56	0.84	(0.50)	1.99	2.14	1.44
Total income (loss) from investment operations	2.71	1.00	(0.34)	2.17	2.31	1.63
Less distributions:
From net investment income	(0.15)	(0.16)	(0.17)	(0.17)	(0.19)	(0.21)
From net realized gain on investments	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)	—
Total distributions	(1.16)	(1.27)	(1.50)	(2.85)	(1.70)	(0.21)
Net asset value, end of period	$17.91	$16.36	$16.63	$18.47	$19.15	$18.54
Total return[4]	16.71%	6.02%	(1.89%)	11.31%[5]	12.61%	9.60%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$8,965	$5,961	$5,207	$4,002	$4,588	$1,642
Ratios to average net assets Gross expenses	1.01%	1.06%	1.06%	1.02%[6]	1.07%	1.05%
Net Expenses[8]	1.00	1.00	1.00	0.97[6,7]	1.00[7]	1.00[7]
Net investment income	0.86	0.94	0.87	0.81[6]	0.85	1.07
Portfolio turnover rate	30%	32%	26%	23%[5]	22%	26%

1  For the period ended January 31, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2017 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Maryland Tax-Free Fund are registered as non-diversified investment series; the Socially Responsive Fund is registered as a diversified series.

The Funds were converted to the Trust on November 10, 2014, and were previously organized in the Legg Mason Partners Equity Trust as the Legg Mason Investment Counsel ("LMIC") Financial Services Fund and LMIC Social Awareness Fund, and in the Legg Mason Tax-Free Income Fund as the LMIC Maryland Tax-Free Income Trust (the "Predecessor Funds"). Concurrent with the reorganization into the Trust, the Board of Trustees (the "Board") of the Trust elected to change the fiscal year end for each of the Funds to December 31.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$247,560,786	$—	$—	$247,560,786
Total long-term investments	$247,560,786	$—	$—	$247,560,786
Short-term investment	$6,544,536	$—	$—	$6,544,536
Total investments	$254,105,322	$—	$—	$254,105,322

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$101,570,712	$—	$101,570,712
Total investments	$—	$101,570,712	$—	$101,570,712

SOCIALLY RESPONSIVE FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*
Common Stocks	$87,185,795	$—	$—	$87,185,795
Collateralized Mortgage Obligations	—	409,439	—	409,439
Corporate Bonds	—	19,636,213	—	19,636,213
Foreign Government Agency Issues	—	1,619,167	—	1,619,167
Mortgage Backed Securities	—	957,867	—	957,867
U.S. Government & Agency Obligations	—	9,648,896	—	9,648,896
Total long-term investments	$87,185,795	$32,271,582	$—	$119,457,377
Short-term investment	$8,608,148	$—	$—	$8,608,148
Total investments	$95,793,943	$32,271,582	$—	$128,065,525

*  See Schedule of Investments for additional detailed categorizations.

1919 Funds 2017 Annual Report

The Funds recognize transfers between levels at the end of the reporting period. The following transfer was recognized this reporting period.

FINANCIAL SERVICES FUND*

Transfer out of Level 2	$(1,572,000)
Transfer into Level 1	1,572,000
Total	$—

*  Transfer was made out of Level 2 to Level 1 due to active trading in the over-the-counter market at period end.

There were no Level 3 securities held at year end.

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2017 the Financial Services Fund held foreign currency.

(c) REIT distribution. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The

1919 Funds 2017 Annual Report

Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Predecessor Funds had an arrangement with their custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned by the Predecessor Funds' cash on deposit with the bank.

(j) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2017, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

Effective April 30, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation arrangement cannot be terminated prior to April 30, 2019, without the Board's consent.

Fund	Class A	Class B	Class C	Class I
Financial Services Fund	1.50%	N/A	2.25%	1.25%
Maryland Fund	0.75%	N/A	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	2.00%	1.00%

These arrangements are expected to continue until April 30, 2019, and may not be terminated or amended prior to that date by agreement of the Adviser and the Board. After that date, the arrangements may be terminated or amended at any time by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. From November 10, 2014 to April 29, 2017, a similar agreement was in place with limits as follows:

Fund	Class A	Class B	Class C	Class I
Financial Services	1.46%	N/A	2.13%	1.05%
Maryland Tax-Free Income Fund	0.75%	N/A	1.30%	0.60%
Socially Responsive Balanced Fund	1.27%	2.39%	1.98%	1.00%

Prior to November 10, 2014 the Predecessor Funds for the Financial Services Fund and the Maryland Fund had similar agreements to the current limitation.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board. The amounts waived are detailed on each Fund's Statement of Operations.

1919 Funds 2017 Annual Report

At December 31, 2017, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Financial Services Fund	Maryland Fund	Socially Responsive Fund
2018:	$—	$286,750	$—
2019:	—	279,808	—
2020:	4,332	279,382	79,732
Total	4,332	845,940	79,732

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's Administrator. Each Fund pays USBFS a monthly fee computed at annual rate of average net assets, subject to a $60,000 annual minimum and $10,000 for each share class in excess of two, as follows:

Average Daily Net Assets	Annual Rate
First $500 million	0.050%
Next $500 million	0.040
Next $1 Billion	0.035
Next $1 Billion	0.030
Thereafter	0.025

Quasar Distributors, LLC ("Quasar") acts as the principal underwriter in a continuous offering of the Funds' shares.

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. Class B shares of the Socially Responsive Fund have a CDSC if redeemed within five years of purchase, initially at 5.00% and declining 1.00% annually until the five-year period is complete. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

For the year ended December 31, 2017, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2017, CDSCs paid to Quasar were:

CDSCs	Class A	Class B	Class C
Financial Services Fund	$399	N/A	$4,729
Maryland Fund	N/A	N/A	$1,371
Socially Responsive Fund	N/A	$622	$1,946

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

Note 4. Investments transactions

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$60,519,334	—
Sales	$7,537,049	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$27,117,095	—
Sales	$47,787,978	—

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$29,156,171	$5,344,852
Sales	$46,097,313	$431,598

Note 5. Income tax information and distributions to shareholders

At December 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$160,641,967	$96,648,997	$96,579,455
Gross tax unrealized appreciation	94,800,507	4,977,189	32,254,877
Gross tax unrealized depreciation	(1,318,590)	(55,474)	(768,817)
Net tax unrealized appreciation on investment	93,481,917	4,921,715	31,486,070
Undistributed ordinary income	41,551	—	12,282
Undistributed tax-exempt income	—	117,077	—
Undistributed long-term capital gains	—	—	2,786,283
Capital loss carryforwards	(8,955)	(2,575,074)	—
Other book/tax temporary differences	(34,308)	(92,522)	(26.604)
Total accumulated earnings	$93,480,205	$2,371,196	$34,258,031

1919 Funds 2017 Annual Report

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distribution Paid From:
Ordinary Income	$151,413	$476,145
Net Long Term Capital Gains	—	4,456,920

MARYLAND FUND

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distribution Paid From:
Tax Exempt Income	$3,210,908	$4,250,382
Ordinary Income	46,651	120,263

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distribution Paid From:
Ordinary Income	$935,160	$1,076,188
Net Long Term Capital Gains	6,474,453	7,051,340

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related reclassifications of paydown gains and losses on mortgage and asset-backed securities, foreign currency gains and losses, and amortization adjustments made for reporting purposes. These classifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Financial Services Fund	$(38,005)	$38,005	$—
Maryland Fund	(1)	—	1
Socially Responsive Fund	(35,726)	35,726	—

As of December 31, 2017, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes,

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

to defer in to their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of December 31, 2017, the Funds did not defer, on a tax basis, post-October losses.

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	$8,955	$121,823	—
Capital Loss Carryovers — Long-Term	—	2,453,251	—

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A, Class B (as applicable), and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class B (as applicable) and Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A	Class B Service	Class B Distribution	Class C Service	Class C Distribution
Financial Services Fund	0.25%	N/A	N/A	0.25%	0.75%
Maryland Fund	0.15%	N/A	N/A	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%	0.25%	0.75%

For the year ended December 31, 2017, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2017
	Distribution Fees	Transfer Agent Fees
Class A	$263,826	$187,127
Class C	454,937	64,376
Class I	—	99,692
Total	$718,763	$351,195

MARYLAND FUND

	December 31, 2017
	Distribution Fees	Transfer Agent Fees
Class A	$122,180	$84,982
Class C	143,265	23,681
Class I	—	27,772
Total	$265,445	$136,435

1919 Funds 2017 Annual Report

SOCIALLY RESPONSIVE FUND

	December 31, 2017
	Distribution Fees	Transfer Agent Fees
Class A	$251,971	$234,434
Class B	11,333	11,905
Class C	117,081	19,302
Class I	—	12,255
Total	$380,385	$277,896

Note 7. Shares of beneficial interest

At December 31, 2017, the Funds had an unlimited number of shares of beneficial interest with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,625,579	$40,295,543	1,115,979	$23,518,763
Shares issued on reinvestment	—	—	103,042	2,450,149
Shares repurchased	(1,192,439)	(29,611,108)	(959,138)	(18,506,756)
Net increase	433,140	$10,684,435	259,883	$7,462,156
Class C
Shares sold	756,538	$17,422,594	448,785	$8,947,276
Shares issued on reinvestment	—	—	44,079	976,342
Shares repurchased	(308,914)	(7,095,658)	(293,996)	(5,498,455)
Net increase	447,624	$10,326,936	198,868	$4,425,163
Class I
Shares sold	1,848,267	$46,488,609	1,102,253	$23,525,619
Shares issued on reinvestment	5,240	143,794	48,441	1,162,085
Shares repurchased	(657,323)	(16,300,937)	(651,139)	(12,668,254)
Net increase	1,196,184	$30,331,466	499,555	$12,019,450

1919 Funds 2017 Annual Report

Notes to financial statements (cont'd)

MARYLAND FUND

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	168,981	$2,671,965	254,359	$4,118,698
Shares issued on reinvestment	128,679	2,031,224	173,477	2,803,443
Shares repurchased	(1,477,260)	(23,281,365)	(589,595)	(9,520,679)
Net decrease	(1,179,600)	$(18,578,176)	(161,759)	$(2,598,538)
Class C
Shares sold	88,298	$1,393,475	147,415	$2,385,426
Shares issued on reinvestment	24,405	385,287	33,023	533,638
Shares repurchased	(328,023)	(5,158,414)	(212,211)	(3,416,180)
Net decrease	(215,320)	$(3,379,652)	(31,773)	$(497,116)
Class I
Shares sold	407,095	$6,434,265	191,447	$3,092,477
Shares issued on reinvestment	27,606	435,778	30,707	496,347
Shares repurchased	(447,659)	(7,045,679)	(257,688)	(4,134,275)
Net decrease	(12,958)	$(175,636)	(35,534)	$(545,451)

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	387,939	$6,837,863	216,123	$3,631,654
Shares issued on reinvestment	340,707	6,054,106	404,550	6,661,664
Shares repurchased	(721,406)	(12,659,503)	(822,813)	(13,864,255)
Net increase (decrease)	7,240	$232,466	(202,140)	$(3,570,937)
Class B
Shares sold	138	$2,397	318	$5,029
Shares issued on reinvestment	2,353	40,847	5,882	94,531
Shares repurchased	(53,308)	(910,851)	(63,476)	(1,046,742)
Net decrease	(50,817)	$(867,607)	(57,276)	$(947,182)
Class C
Shares sold	56,030	$999,757	110,465	$1,877,870
Shares issued on reinvestment	29,463	529,898	38,705	642,915
Shares repurchased	(169,841)	(2,951,968)	(202,717)	(3,433,778)
Net decrease	(84,348)	$(1,422,313)	(53,547)	$(912,993)
Class I
Shares sold	230,132	$4,009,226	134,544	$2,270,251
Shares issued on reinvestment	25,920	459,876	20,695	340,331
Shares repurchased	(119,641)	(2,091,815)	(104,058)	(1,755,381)
Net increase	136,411	$2,377,287	51,181	$855,201

1919 Funds 2017 Annual Report

Note 8. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2018	$0.038853	$0.031577	$0.040834

The Funds have determined that there were no other subsequent events that would need to be disclosed in the financial statements.

1919 Funds 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The financial highlights for each of the years in the two-year period ended March 31, 2014 of the 1919 Financial Services Fund were audited by other auditors whose report dated May 14, 2014, expressed an unqualified opinion on such financial highlights. The financial highlights for each of the years in the two-year period ended March 31, 2014 of the 1919 Maryland Tax-Free Income Fund were audited by other auditors whose report dated May 15, 2014, expressed an unqualified opinion on such financial highlights. The financial highlights for each of the years in the two-year period ended January 31, 2014 of the 1919 Socially Responsive Balanced Fund were audited by other auditors whose report dated March 18, 2014, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error

1919 Funds 2017 Annual Report

or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 27, 2018

1919 Funds 2017 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2017

Proxy Voting

The Funds' proxy voting guidelines and a record of the Predecessor Funds' proxy votes for the 12 months ended June 30, 2017 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2017 qualifying as tax-exempt interest dividends for Federal income tax purposes is 98.56%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2017, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	100.00

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2017, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2017, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	0.00
1919 Socially Responsive Balanced Fund	100.00

1919 Funds 2017 Annual Report

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2017, by Funds is as follows:

Percentage
1919 Financial Services Fund	0.00%
1919 Maryland Tax-Free Income Fund	0.00
1919 Socially Responsive Balanced Fund	25.17

1919 Funds 2017 Annual Report

Approval of investment advisory agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited)

At a meeting held on August 22 and 23, 2017, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Financial Services Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the renewal of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, its chief compliance officer and 1919's compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks.

1919 Funds 2017 Annual Report

o  For the 1919 Financial Services Fund, the Board considered that on an annualized basis over various periods of time, the Fund had mostly outperformed relative to its peer group and the Fund's benchmark index. The Board also noted that the Fund had achieved more than ten calendar years of performance results.

o  For the 1919 Maryland Tax-Free Income Fund, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks. The Board considered that on an annualized basis over various periods of time since inception, the Fund had performed mostly in line relative to its peer group and the Fund's benchmark index. The Board took into account that both the peer group and the benchmark index covered states other than Maryland. The Board noted that the Fund had achieved over ten years of performance results.

o  For the 1919 Socially Responsive Balanced Fund, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks. The Board considered that on an annualized basis over various periods of time since inception, the Fund's performance was generally in line with its peer group but lagged relative to its benchmark index. The Board also noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes.

o  The Board noted that the 1919 Financial Services Fund's advisory fee and net expense ratio were in line with its peer group median and average.

o  The Board noted that the Fund's advisory fee for 1919 Maryland Tax-Free Income Fund was higher and the net expense ratio was slightly lower than its peer group median and average. The Board took into account that the peer group included single state municipal bond funds other than Maryland.

o  As for 1919 Socially Responsive Balanced Fund, the Board considered that the Fund's advisory fee was lower than both the peer group median and average. The Board noted that the Fund's net expense ratio was somewhat higher than its peer group median and average.

•  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

1919 Funds 2017 Annual Report

Approval of investment advisory agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited) (cont'd)

•  The Trustees considered 1919's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of 1919 from managing the Fund. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the Board materials and took into account both the direct and indirect benefits to 1919 from managing the Fund. The Trustees concluded that 1919's profits from managing the Fund were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

1919 Funds 2017 Annual Report

Trustee and officer information

December 31, 2017

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2017 Annual Report

Trustee and officer information (cont'd)

December 31, 2017

Interested Trustee5:

Ian Martin
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1968
Position(s) held with Trust	Trustee and Chairman
Term of office[1] and length of time served	Trustee Since 2013 Chairman Since 2015
Principal occupation(s) during past 5 years	Executive Vice President, U.S. Bancorp Fund Services, LLC.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	President and Principal Executive Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

1919 Funds 2017 Annual Report

Officers cont'd

Eric W. Pinciss, Esq.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1975
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

1919 Funds 2017 Annual Report

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2017 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual Report

December 31, 2017

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
Notes to financial statements	15
Report of independent registered public accounting firm	21
Other information	23
Approval of investment
advisory agreement	24
Trustee and officer information	26
Privacy notice	29
Directory of funds' service providers	Back Cover

Letter to Shareholders

Dear Shareholder,

We are pleased to bring you the annual report of the 1919 Variable Socially Responsive Balanced Fund through December 31, 2017.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year, we increased exposure to the Information Technology and Industrials sectors and decreased exposure to the Energy, Consumer Discretionary, and Real Estate sectors. During the second half of the year, we continued to add to our Information Technology, Financials, and Energy sector exposure. We decreased exposure to the Health Care and Consumer Discretionary sectors.

Throughout the year, we maintained an overweight in the Financials, Industrials, and Information Technology sectors and an underweight in the Energy, Real Estate, Telecommunications and Utilities sectors.

In the fixed-income portion of the Fund, we purchased primarily Treasuries and corporates in the 4-7 year range to lessen the underweight to this area. We also took the opportunity to sell corporates to reduce the overweight and raise cash to take advantage of any rate backups. Going forward, we believe the curve could remain relatively flat and will focus purchases in ultra-short maturities, as well as 5- years and longer.

In the equity portion of the Fund, our stock selection in the Information Technology, Consumer Staples, Industrials, Utilities, Health Care, and Real Estate sectors contributed to relative performance in 2017. In terms of sector positioning, our overweighting in the Information Technology sector and underweighting in the Telecommunication, Energy, and Utilities sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were PayPal, Estee Lauder, C.R.Bard, UnitedHealth Group, and Fortive.

The leading contributor to performance in the fixed-income portion of the Fund was our overweight allocation to corporate bonds, more specifically to the Industrial sector. The other significant contributor to performance was a duration shorter than the benchmark. On an individual security basis, the largest contributors to return were FNMA 6.625% 11/15/30, U.S. Treasury 4.375% 11/15/39, Comcast 5.65% 6/15/35, Microsoft 4.2% 11/3/35, and Verizon Communications Inc. 5.25% 3/16/37.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report

In the equity portion of the Fund, our stock selection in the Materials and Financials sectors detracted from relative results for the year. In terms of sector positioning, our overweighting in the Consumer Staples sector also detracted from performance. On an individual stock basis, the largest detractors from performance were O'Reilly Automotive, Noble Energy, HD Supply, CVS Health, and Discover Financial.

In the fixed-income portion of the Fund, the leading detractor to performance was our underweight to the uber-long end of the curve. On an individual security basis, the largest detractors from performance were International Finance Corp. (Social Impact Bond) 2% 10/24/22, Toronto-Dominion Bank (Green Bond) 1.85% 9/11/20, U.S. Treasury 6.25% 8/15/23, U.S. Treasury 7.625% 11/15/22, and Express Scripts Holding Co. 3.05% 11/30/22.

Thank you for your investment in the Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Past performance is not a guarantee of future results.

Opinions expressed herein are as of December 31, 2017 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. In addition to normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, a Fund's performance will be influenced by political, social and economic factors affecting any investments in companies in foreign countries. The securities of small and mid-sized companies tend to be more volatile than those of larger companies. A Fund's use of derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Bonds are subject to a variety of risks, including interest rate, credit and

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report

Letter to Shareholders (cont'd)

inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by a Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Also, if a Fund uses a social awareness criterion, there may be a smaller universe of investments. Please see the Fund's prospectus for a more complete discussion of applicable risks, and the Fund's investment strategies.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Total Returns as of December 31, 2017

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	16.74%	9.60%	6.08%
S&P 500 TR Index(i)	21.83	15.79	8.50
Bloomberg Barclays U.S. Aggregate Index(ii)	3.54	2.10	4.01
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)(iii)	16.08	11.63	7.40

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2017, the gross total and net annual operating expense ratios were 1.28% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Variable Social Awareness Portfolio.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
1

Fund performance (unaudited) (cont'd)

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)  The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

(iv)  The advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2019.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
9.96%	$1,000.00	$1,099.60	0.89%	$4.71

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.52%	$1,000.00	$1,020.72	0.89%	$4.53

1  For the six months ended December 31, 2017.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2017 and December 31, 2016. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
4

Schedule of investments

December 31, 2017

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 70.1%
Consumer Discretionary — 7.1%
Amazon.com Inc.	645	$754,308	*
BorgWarner Inc.	12,960	662,127
Home Depot Inc/The	3,795	719,266
Time Warner Inc.	2,370	216,784
TJX Cos Inc.	5,805	443,850
Total Consumer Discretionary		2,796,335
Consumer Staples — 6.3%
Costco Wholesale Corp.	3,505	652,351
CVS Health Corp.	6,825	494,812
Estee Lauder Cos. Inc., Class A Shares	5,890	749,444
PepsiCo Inc.	4,760	570,819
Total Consumer Staples		2,467,426
Energy — 4.1%
Noble Energy Inc.	11,015	320,977
Occidental Petroleum Corp.	6,850	504,571
Royal Dutch Shell PLC ADR	7,523	501,859
Schlumberger Ltd.	4,430	298,538
Total Energy		1,625,945
Financials — 11.3%
Discover Financial Services	10,630	817,660
Invesco Ltd.	20,040	732,262
JPMorgan Chase & Co.	8,635	923,427
Prologis Inc.	6,135	395,769
Simon Property Group LP	1,890	324,589
SunTrust Banks Inc.	11,155	720,501
Texas Capital Bancshares Inc.	5,970	530,733	*
Total Financials		4,444,941
Health Care — 9.6%
Boston Scientific Corp.	25,860	641,069	*
Celgene Corp.	5,550	579,198	*
Chubb Limited	4,555	665,622
Teleflex Inc.	1,800	447,876
Thermo Fisher Scientific Inc.	2,890	548,753
UnitedHealth Group Inc.	4,075	898,375
Total Health Care		3,780,893
Industrials — 9.9%
Cintas Corp.	4,300	670,069
Danaher Corp.	5,835	541,605

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
5

Schedule of investments (cont'd)

December 31, 2017

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
Fortive Corp.			10,655	$770,889
HD Supply Holdings Inc.			10,445	418,113	*
Illinois Tool Works Inc.			3,860	644,041
Quanta Services Inc.			6,795	265,753	*
Union Pacific Corp.			4,470	599,427
Total Industrials				3,909,897
Information Technology — 17.9%
Adobe Systems Inc.			3,775	661,531	*
Alphabet Inc., Class A Shares			1,015	1,069,201	*
Analog Devices Inc.			4,180	372,145
Apple Inc.			6,385	1,080,534
Broadcom Ltd.			1,350	346,815
Facebook Inc.			4,015	708,487	*
Intuit Inc.			2,810	443,362
Microsoft Corp.			6,675	570,979
PayPal Holdings Inc.			8,495	625,402	*
Salesforce.com Inc.			5,565	568,910	*
Visa Inc., Class A Shares			5,095	580,932
Total Information Technology				7,028,298
Materials — 1.6%
Air Products & Chemicals Inc.			1,835	301,087
Eastman Chemical Co.			3,390	314,049
Total Materials				615,136
Telecommunication Services — 0.6%
AT&T Inc.			6,640	258,163
Total Telecommunication Services				258,163
Utilities — 1.7%
American Water Works Co. Inc.			7,190	657,813
Total Utilities				657,813
Total Common Stocks (Cost — $18,234,177)				27,584,847
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	$31,319	32,076
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	10,012	10,469
Total Collateralized Mortgage Obligations (Cost — $42,949)				42,545

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
6

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds — 15.8%
Consumer Discretionary — 2.0%
Cintas Corp No 2	2.900%	4/1/22	$100,000	$100,994
Comcast Corp.	3.375%	2/15/25	70,000	71,938
Comcast Corp.	5.650%	6/15/35	200,000	249,815
Ford Motor Co.	4.346%	12/8/26	145,000	151,448
Ford Motor Credit Co LLC	8.125%	1/15/20	195,000	216,107
Total Consumer Discretionary				790,302
Consumer Staples — 0.6%
CVS Health Corp.	3.875%	7/20/25	95,000	97,993
PepsiCo Inc.	3.100%	7/17/22	135,000	138,319
Total Consumer Staples				236,312
Financials — 7.1%
Aflac Inc.	4.000%	2/15/22	130,000	136,895
American Express Credit Corp.	2.200%	3/3/20	125,000	124,661
Bank of America Corp.	4.183%	11/25/27	165,000	172,624
Bank of Nova Scotia	2.050%	10/30/18	125,000	125,140
BlackRock Inc.	4.250%	5/24/21	125,000	132,355
Citigroup Inc.	5.500%	9/13/25	110,000	124,117
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	150,000	159,060
Intercontinental Exchange Inc.	3.750%	12/1/25	75,000	78,971
JPMorgan Chase & Co.	4.250%	10/15/20	195,000	204,542
JPMorgan Chase & Co. (3M US LIBOR + 1.10%)	2.615%	6/7/21	160,000	163,583	(a)
Morgan Stanley	2.200%	12/7/18	215,000	215,295
Morgan Stanley	5.000%	11/24/25	70,000	76,723
Simon Property Group LP	4.125%	12/1/21	110,000	116,046
Simon Property Group LP	3.375%	12/1/27	155,000	155,909
State Street Corp.	3.700%	11/20/23	120,000	126,459
TD Ameritrade Holding Corp.	2.950%	4/1/22	125,000	126,569
Toronto-Dominion Bank	1.450%	8/13/19	220,000	217,490
Toronto-Dominion Bank	1.850%	9/11/20	200,000	197,866
Westpac Banking Corp.	4.875%	11/19/19	110,000	115,345
Total Financials				2,769,650
Health Care — 1.6%
Express Scripts Holding Co.	3.050%	11/30/22	185,000	184,895
Gilead Sciences Inc.	4.500%	4/1/21	125,000	133,264
Gilead Sciences Inc.	4.600%	9/1/35	100,000	112,883
Medtronic Inc.	4.125%	3/15/21	200,000	209,880
Total Health Care				640,922

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
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Schedule of investments (cont'd)

December 31, 2017

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 2.4%
Apple Inc.	2.850%	2/23/23	$185,000	$187,636
Microsoft Corp.	4.200%	11/3/35	175,000	198,935
QUALCOMM Inc.	2.250%	5/20/20	135,000	134,005
QUALCOMM Inc. (3M US LIBOR + 0.73%)	2.108%	1/30/23	110,000	109,901	(a)
QUALCOMM Inc.	3.450%	5/20/25	175,000	175,563
Texas Instruments Inc.	1.650%	8/3/19	150,000	149,136
Total Information Technology				955,176
Telecommunication Services — 1.3%
AT&T Inc.	4.450%	4/1/24	150,000	158,881
Verizon Communications Inc.	3.125%	3/16/22	105,000	106,564
Verizon Communications Inc.	4.500%	8/10/33	110,000	115,697
Verizon Communications Inc.	5.250%	3/16/37	105,000	115,825
Total Telecommunication Services				496,967
Utilities — 0.8%
Georgia Power Co.	3.250%	4/1/26	100,000	100,376
Southern Power Co.	1.950%	12/15/19	220,000	218,295
Total Utilities				318,671
Total Corporate Bonds (Cost — $6,036,700)				6,208,000
Foreign Government Agency Issues — 1.3%
International Finance Corp.	1.750%	3/30/20	270,000	268,335
International Finance Corp.	2.000%	10/24/22	255,000	251,559
Total Foreign Government Agency Issues (Cost — $523,831)				519,894
Mortgage Backed Securities — 0.6%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	51,985	53,895
Gold Pool A35826	5.000%	7/1/35	27,032	29,064
Gold Pool A49479	5.000%	6/1/36	27,642	29,898
Gold Pool A65694	6.000%	9/1/37	27,196	30,696
Federal National Mortgage Association (FNMA)
Pool 555487	5.000%	5/1/18	1,510	1,538
Pool 896885	6.000%	6/1/22	4,161	4,287
Pool 995262	5.500%	1/1/24	20,435	21,539
Pool 891596	5.500%	6/1/36	29,376	32,471
Pool 900936	6.500%	2/1/37	2,903	3,218
Pool 946594	6.000%	9/1/37	26,575	29,763
Total Mortgage Backed Securities (Cost — $217,987)				236,369

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
8

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 8.6%
Federal Home Loan Bank (FHLB)	5.500%	7/15/36	$40,000	$54,964
Federal Home Loan Mortgage Corp (FHLMC)	3.750%	3/27/19	120,000	122,821
Federal Home Loan Mortgage Corp (FHLMC)	1.250%	10/2/19	75,000	74,120
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	35,000	48,776
Federal National Mortgage Association (FNMA)	1.150%	12/12/18	150,000	149,023
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	165,000	160,566
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	40,000	53,546
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	514,027
United States Treasury Bonds	7.875%	2/15/21	250,000	294,531
United States Treasury Bonds	8.000%	11/15/21	75,000	91,402
United States Treasury Bonds	7.250%	8/15/22	260,000	318,373
United States Treasury Bonds	7.625%	11/15/22	165,000	206,624
United States Treasury Bonds	6.250%	8/15/23	90,000	109,046
United States Treasury Bonds	7.500%	11/15/24	230,000	305,595
United States Treasury Bonds	6.875%	8/15/25	50,000	65,835
United States Treasury Bonds	6.750%	8/15/26	30,000	40,253
United States Treasury Bonds	3.500%	2/15/39	131,000	149,667
United States Treasury Bonds	4.375%	11/15/39	242,000	311,457
United States Treasury Notes	3.625%	2/15/20	125,000	129,497
United States Treasury Notes	2.625%	8/15/20	200,000	203,527
Total U.S. Government & Agency Obligations (Cost — $3,196,164)				3,403,650
			Shares
Short-Term Investment — 3.4%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I - 1.15%(b)			1,337,271	1,337,271
Total Short-Term Investment (Cost — $1,337,271)				1,337,271
Total Investments — 99.9% (Cost — $29,589,079)				39,332,576
Other Assets in Excess of Liabilities — 0.1%				22,942
Total Net Assets — 100.0%				$39,355,518

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
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Schedule of investments (cont'd)

December 31, 2017

1919 Variable Socially Responsive Balanced Fund

Notes:

*  Non-income producing security.

(a)  Variable rate security. Reference rate and spread are included in the description.

(b)  The rate is the annualized seven-day yield at period end.

Abbreviations used in this schedule:

ADR  — American Depositary Receipts

PLC  — Public Limited Company

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of assets and liabilities

December 31, 2017

Assets:
Investments in securities at value (cost $29,589,079)	$39,332,576
Cash	2,660
Dividends and interest receivable	119,094
Prepaid expenses	450
Total Assets	39,454,780
Liabilities:
Payable for Fund shares repurchased	10,187
Investment management fees payable	6,903
Accrued other expenses	82,172
Total Liabilities	99,262
Net Assets	$39,355,518
Components of Net Assets:
Paid-in capital	$28,761,850
Undistributed net investment income	49,905
Accumulated net realized gain on investments	800,266
Net unrealized appreciation on investments	9,743,497
Net Assets	$39,355,518
Total Fund:
Net Assets	$39,355,518
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,411,728
Net Asset Value, Redemption Price and Offering Price Per Share	$27.88

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Dividend income (Net of foreign tax of $ 2,176)	$445,285
Interest income	302,144
Total Investment Income	747,429
Expenses:
Advisory fees (Note 3)	251,318
Transfer agent fees and expenses	91,773
Administration and fund accounting fees	73,918
Shareholder reporting fees	23,445
Audit fees	17,500
Legal fees	11,595
Trustees' fees	11,063
Miscellaneous	6,489
Compliance fee	6,073
Custody fees	3,688
Insurance fees	2,915
Total Expenses	499,777
Expenses waived by the Adviser	(155,665)
Net Expenses	344,112
Net Investment Income	403,317
Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,161,021
Net change in unrealized appreciation/depreciation on investments	2,426,294
Net Realized and Unrealized Gain on Investments	5,587,315
Net Increase in Net Assets Resulting from Operations	$5,990,632

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the Year Ended December 31,	2017	2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$403,317	$402,863
Net realized gain on investments	3,161,021	2,110,383
Net change in unrealized appreciation/depreciation on investments	2,426,294	(193,441)
Net Increase in Net Assets Resulting From Operations	5,990,632	2,319,805
Distributions to Shareholders:
Net investment income	(397,638)	(353,694)
Net realized gains	(2,709,367)	(2,364,746)
Total Distributions to Shareholders	(3,107,005)	(2,718,440)
Capital Transactions:
Net proceeds from shares sold	219,372	179,707
Reinvestment of distributions	3,107,005	2,718,440
Cost of shares repurchased	(4,741,200)	(4,921,525)
Net Decrease in Net Assets From Capital Transactions	(1,414,823)	(2,023,378)
Total Increase (Decrease) in Net Assets	1,468,804	(2,422,013)
Net Assets:
Beginning of year	37,886,714	40,308,727
End of year	$39,355,518	$37,886,714
Undistributed net investment income	$49,905	$42,713
Capital Share Transactions:
Shares sold	8,123	6,657
Shares reinvested	112,573	104,595
Shares repurchased	(169,972)	(183,528)
Net Decrease in Shares Outstanding	(49,276)	(72,276)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2017	2016	2015	2014	2013
Net asset value, beginning of year	$25.93	$26.29	$29.76	$30.96	$26.30
Income (loss) from investment operations:
Net investment income[1]	0.29	0.28	0.29	0.27	0.27
Net realized and unrealized gain (loss) on investments	4.03	1.36	(0.78)	2.64	4.64
Total income (loss) from investment operations	4.32	1.64	(0.49)	2.91	4.91
Less distributions:
From net investment income	(0.30)	(0.26)	(0.39)	(0.28	(0.25)
From net realized gain on investments	(2.07)	(1.74)	(2.59)	(3.83)	—
Total distributions	(2.37)	(2.00)	(2.98)	(4.11)	(0.25)
Net asset value, end of year	$27.88	$25.93	$26.29	$29.76	$30.96
Total return[2]	16.74%	6.23%	(1.71)%	9.30%	18.71%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$39,356	$37,887	$40,309	$47,456	$48,737
Ratios to average net assets
Gross expenses	1.29%	1.28%	1.23%	0.94%	0.89%
Net expenses[3]	0.89[5]	0.89[5]	0.89[5]	0.92[4,5]	0.89[4]
Net investment income	1.04	1.04	0.99	0.85	0.95
Portfolio turnover rate	26%	31%	27%	26%	25%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2019 without the Board of Trustees' consent.

4  The impact of compensating balance arrangements, if any, was less than 0.01%.

5  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Fund was converted to the Trust on November 10, 2014, and was previously organized under the Legg Mason Partners Variable Equity Trust as the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the "Predecessor Fund").

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is not trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Short-term investments are valued at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
15

Notes to financial statements (cont'd)

1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$27,584,847	$—	$—	$27,584,847
Collateralized Mortgage Obligations	—	42,545	—	42,545
Corporate Bonds	—	6,208,000	—	6,208,000
Foreign Government Agency	—	519,894	—	519,894
Mortgage Backed Securities	—	236,369	—	236,369
U.S. Government & Agency Obligations	—	3,403,650	—	3,403,650
Total long-term investments	$27,584,847	$10,410,458	$—	$37,995,305
Short-term investment	$1,337,271	$—	$—	$1,337,271
Total investments	$28,922,118	$10,410,458	$—	$39,332,576

*  See Schedule of Investments for additional detailed categorizations.

The Fund recognizes transfers between levels at the end of the reporting period. There were no transfers between levels at period end. There were no Level 3 securities held at period end.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
16

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
17

Notes to financial statements (cont'd)

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Predecessor Fund had an arrangement with its custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned on the Fund's cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
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Average Daily Net Assets	Annual Rate
Next $100 million	0.51%
Over $300 million	0.46

The Adviser has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2019, without the Board of Trustees' consent. Prior to the conversion, the Predecessor Fund limited its operating expenses to 1.00% of average net assets.

The Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the established cap on expenses for that year or the cap in place when the waiver is incurred. For the year ended December 31, 2017, the Adviser waived $155,665, which may be recaptured by the Adviser through December 31, 2020.

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's Administrator. The Fund pays USBFS a monthly fee computed at annual rate of average net assets, subject to a $60,000 annual minimum, as follows:

Average Daily Net Assets	Annual Rate
First $500 million	0.050%
Next $500 million	0.040
Next $1 Billion	0.035
Next $1 Billion	0.030
Thereafter	0.025

U.S. Bank, N.A., serves as the Fund's custodian, and Quasar Distributors, LLC, an affiliate of USBFS, serves as the Fund's distributor and principal underwriter.

Note 4. Investment transactions

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,129,091	$1,589,814
Sales	13,395,148	248,475

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
19

Notes to financial statements (cont'd)

Note 5. Income tax information and distributions to shareholders

At December 31, 2017, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$29,606,312
Gross tax unrealized appreciation	10,113,231
Gross tax unrealized depreciation	(386,967)
Net tax unrealized appreciation on investments	9,726,264
Undistributed ordinary income	86,533
Undistributed long-term capital gains	810,356
Other accumulated earnings	(29,485)
Total accumulated earnings	$10,593,668

As of December 31, 2017, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016, was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distribution Paid From:
Ordinary Income	$667,432	$527,039
Net Long Term Capital Gains	2,439,573	2,191,401

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to reclassifications of paydown losses on mortgage and asset-backed securities. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

	Paid-In-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments
1919 Variable Socially Responsive Balanced Fund	—	$1,513	$(1,513)

Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

1919 Variable Socially Responsive Balanced Fund 2017 Annual Report
20

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report is dated February 14, 2014 expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures

1919 Variable Socially Responsive Balanced Fund 2016 Annual Report
21

Report of independent registered public accounting firm (cont'd)

included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 16, 2018

1919 Variable Socially Responsive Balanced Fund 2016 Annual Report
22

Other information (unaudited)

December 31, 2017

Proxy Voting

The Fund's proxy voting guidelines and a record of the Predecessor Fund's proxy votes for the 12 months ended June 30, 2017 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2017 was 40.42%.

For the year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 67.03%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2017, was 54.77%.

1919 Variable Socially Responsive Balanced Fund
23

Approval of investment advisory agreement for the
1919 Variable Socially Responsive Balanced Fund
(unaudited)

At a meeting held on August 22 and 23, 2017, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, its chief compliance officer and 1919's compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks. With respect to the Fund, the Board considered that on an annualized basis over various periods of time since inception, the Fund had performed in line with its peer group and underperformed relative to the Fund's

1919 Variable Socially Responsive Balanced Fund
24

benchmark index The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median and average and that the Fund's net expense ratio was higher than its peer group median and average. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

•  The Trustees considered 1919's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of 1919 from managing the Fund. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the Board materials and took into account both the direct and indirect benefits to 1919 from managing the Fund. The Trustees concluded that 1919's profits from managing the Fund were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

1919 Variable Socially Responsive Balanced Fund
25

Trustee and officer information (unaudited)

December 31, 2017

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Private investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]	None

1919 Variable Socially Responsive Balanced Fund
26

Interested Trustee5:

Ian Martin
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1968
Position(s) held with Trust	Trustee and Chairman
Term of office[1] and length of time served	Trustee Since 2013 Chairman Since 2015
Principal occupation(s) during past 5 years	Executive Vice President, U.S. Bancorp Fund Services, LLC
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]	None

Officers:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	President and Principal Executive Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

1919 Variable Socially Responsive Balanced Fund
27

Trustee and officer information (unaudited) (cont'd)

December 31, 2017

Officers cont'd

Eric W. Pinciss, Esq.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1975
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2012 – present)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies to 1919 Variable Socially Responsive Balanced Fund (offered in a separate Prospectus and SAI) (together the "1919 Funds"). The 1919 Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling (844) 886-9704.

1919 Variable Socially Responsive Balanced Fund
28

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Variable Socially Responsive Balanced Fund
29

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1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$12,400	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$14,400	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$14,400	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 8, 2018

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	March 8, 2018